Note 33 - Business Combinations	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Note 33 - Business Combinations

33Business combinations

Acquisition of Parques Eólicos de la Buena Ventura S.A.

In connection with the construction of a wind farm in Argentina, in April 2022, Tenaris acquired 100% of the shares of Parques Eólicos de la Buena Ventura S.A. for a price of $4.1 million, which was fully paid. The fair value of the acquired assets and liabilities amounted to $4.1 million, the same value of the consideration paid. Accordingly, no goodwill was recognized.

Had the acquisition occurred on January 1, 2022, Tenaris’s unaudited pro forma net sales and net income from continuing operations would not have changed materially.